Exhibit 10.2

AMENDMENT NO. 4 TO RECEIVABLES FINANCING AGREEMENT
AND
REAFFIRMATION OF PERFORMANCE GUARANTY

This AMENDMENT NO. 4 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of May  8, 2020, is entered into by and among OLIN FINANCE COMPANY, LLC (“Olin Finance”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), OLIN CORPORATION (“Olin”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the PNC Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), THE TORONTO-DOMINION BANK (“TD Bank”), as a related committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Related Committed Lender” and together with PNC as a Committed Lender, the “Committed Lenders”) and as group agent for the TD Bank Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent” and together with PNC as Group Agent, the “Group Agents”), COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as conduit lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, “Conduit Lender”) and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, Olin, as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).

BACKGROUND

WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement as of December 20, 2016 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Original Receivables Financing Agreement”; as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);

WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of December 20, 2016 (as may be further amended, restated, supplemented or otherwise modified

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from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent; and

WHEREAS, the parties hereto wish to further amend the Original Receivables Financing Agreement, to replace Schedule V to the Original Receivables Financing Agreement in accordance with the definition of “Financial Covenant(s)” set forth therein, pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.          Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Receivables Financing Agreement.

SECTION 2.        Amendments to Original Receivables Financing Agreement.  Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Schedule V to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto.

SECTION 3.        Representations, Warranties and Enforceability.  Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Lenders, as applicable, as of the date hereof with respect to itself, as follows:

(a)          the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;

(b)          no event has occurred and is continuing, or would result from this Amendment, that constitutes an Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement; and

(c)         (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

SECTION 4.          Conditions Precedent.  The effectiveness of this Amendment is subject to

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the satisfaction of all of the following conditions precedent:

(a)          The Administrative Agent shall have received a fully executed counterpart of this Amendment.

(b)       The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof.

(c)          Olin shall have notified the Administrative Agent that that certain Second Amendment to Credit Agreement, dated as of the date hereof, among Olin, Blue Cube Spinco LLC, as guarantor, Wells Fargo Bank, National Association, as former administrative agent, Bank of America, N.A., as administrative agent and collateral agent, and the lenders listed on the signature pages thereof, has been executed and is effective in accordance with its terms.

(d)          No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement, shall have occurred and be continuing.

(e)          PNC, as the Administrative Agent, as a Committed Lender and as the Group Agent for the PNC Group, TD Bank, as a Related Committed Lender and as the Group Agent for the TD Bank Group, and Conduit Lender, in each case, under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof.  To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.

SECTION 5.        Amendment.  The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Financing Agreement as of the date hereof.  Except as amended by this Amendment, the Receivables Financing Agreement remains unchanged and in full force and effect.  This Amendment is a Transaction Document.

SECTION 6.         Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

SECTION 7.         Captions.  The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

SECTION 8.      Successors and permitted assigns.  The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance

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Guarantor and their respective successors and permitted assigns.

SECTION 9.        Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.      Governing Law and Jurisdiction.  The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

SECTION 11.       Ratification of Performance Guarantee.  After giving effect to the Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

OLIN FINANCE COMPANY, LLC, as the Borrower

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	V.P. & Treasurer

OLIN CORPORATION, as the Servicer

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	V.P. & Treasurer

Amendment 4 to RFA (Olin)

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:

OLIN CORPORATION, as the Performance Guarantor

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	V.P. & Treasurer

Amendment 4 to RFA (Olin)

PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as the Group Agent for the PNC Group

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

Amendment 4 to RFA (Olin)

THE TORONTO-DOMINION BANK, as the Group Agent for the TD Bank Group

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

THE TORONTO-DOMINION BANK, as a Related Committed Lender

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, the TORONTO-DOMINION BANK, as Conduit Lender for the TD Bank Group

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

Amendment 4 to RFA (Olin)

Acknowledged and agreed to by, as of the date first written above:

PNC CAPITAL MARKETS LLC, as the Structuring Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Managing Director

Amendment 4 to RFA (Olin)

Exhibit A to Amendment 4 to RFA

SCHEDULE V
Financial Covenant

Financial Covenant Definitions.

“Collateral Release Date” shall have the same meaning attributed to such term in the Credit Agreement.

“Consolidated Net Leverage Ratio” shall have the same meaning attributed to such term in the Credit Agreement.

“Consolidated Senior Secured Leverage Ratio” shall have the same meaning attributed to such term in the Credit Agreement.

“Credit Agreement” means that certain Credit Agreement, dated as of July 16, 2019, by and among Olin, Blue Cube Spinco LLC (“Blue Cube”), the lenders listed on the signature pages thereof, and Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo”), as amended by that certain First Amendment to Credit Agreement, dated as of December 20, 2019, by and among Olin, Blue Cube, the lenders listed on the signature pages thereof, and Wells Fargo, and that certain Second Amendment to Credit Agreement, dated as of May 8, 2020, by and among Olin, Blue Cube, the lenders listed on the signature pages thereof, and Bank of America, N.A., as administrative agent, and so long as PNC and TD Bank are each a lender under the Credit Agreement as may be further amended, restated, amended and restated, supplemented, waived, extended, refinanced, replaced or otherwise modified from time to time.

Financial Covenant.

Olin, so long as it is the Servicer or Performance Guarantor, shall comply with the Consolidated Senior Secured Leverage Ratio as required by the Credit Agreement; provided, that upon the occurrence of the Collateral Release Date, the foregoing shall be of no further force and effect, and Olin, so long as it is the Servicer or Performance Guarantor, shall comply with the Consolidated Net Leverage Ratio as required by the Credit Agreement.

Exh. A-1